SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2010 (May 19, 2010)

Cardinal Bankshares Corporation

(Exact name of registrant as specified in its charter)

Virginia	0-28780	54-1804471
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jacksonville Circle, PO Box 215 Floyd, Virginia		24091
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (540) 745-4191

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this amendment, consistent with disclosure in the initial Form 8-K and in accordance with Securities and Exchange Commission rules, is to disclose additional information as listed in Item 4.01 below and to disclose the letter from Elliott Davis, LLC as listed in Item 16.1 below, the disclosures made in the initial Form 8-K, remain unchanged.

Item 4.01. Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accountant

(i)	On May 12, 2010, we dismissed Elliott Davis, LLC as our independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on May 12, 2010.

(ii)	Elliott Davis, LLC audit reports on the financial statements of the Registrant for its two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)	On May 12, 2010, the Board of Directors of the Registrant unanimously approved the change of independent registered public accountant to Hess, Stuart & Campbell, PLLC.

(iv)	During the Registrant’s two most recent fiscal years and through the date of this Current Report on Form 8-K, the Registrant has had no disagreements with Elliott Davis, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Elliott Davis, LLC, would have caused Elliott Davis, LLC to make reference to the subject matter of such disagreements in its report on the Registrant’s financial statements for such periods.

(v)	During the Registrant’s two most recent fiscal years and through the date of this Current Report on Form 8-K, there have been no reportable events as defined under Item 302(a)(1)(v) of Regulation S-K.

(vi)	The Registrant provided Elliott Davis, LLC with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Elliott Davis, LLC furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 hereto is a copy of Elliott Davis, LLC letter to the SEC dated May 19, 2010, which confirms that Elliott Davis, LLC agrees with the statements in this Current Report on Form 8-K.

New Independent Registered Public Accountant

(i)	On May 13, 2010, the Registrant engaged Hess, Stuart & Campbell, PLLC as its independent registered public accountant to audit the Registrant’s financial statements. The decision to engage Hess, Stuart & Campbell, PLLC was recommended by the audit committee of the Registrant’s Board of Directors and was unanimously approved by the Registrant’s Board of Directors present at a regularly scheduled Board meeting.

(ii)	During the Registrant’s two most recent fiscal years and through the date of the engagement of Hess, Stuart & Campbell, PLLC, the Registrant did not consult with Hess, Stuart & Campbell, PLLC regarding either (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

(iii)	Prior to the engagement of Hess, Stuart & Campbell, PLLC, Hess, Stuart & Campbell, PLLC did not provide the Registrant with any written or oral advice that Hess, Stuart & Campbell, PLLC concluded was an important factor considered by the Registrant in reaching any decision as to any accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of Business Acquired.

Not Applicable

(b)	Pro forma financial information.

Not Applicable

(c)	Shell company transactions.

Reference is made to Items 9.01 (a) and 9.01 (b) and the exhibits referred to therein which are incorporated herein by reference.

(d)	Exhibits

16.1	Letter from Elliott Davis, LLC to the Securities and Exchange Commission dated May 19, 2010.

99.1	Press Release dated May 14, 2010 titled “Cardinal Bankshares Corporation Announces Engagement of Hess, Stuart & Campbell, PLLC as Independent Auditors.”

* * *

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding certain of Cardinal Bankshares’ goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Cardinal Bankshares’ management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Cardinal Bankshares’ control).

The following factors, among others, could cause Cardinal Bankshares’ financial performance to differ materially from that expressed in such forward-looking statements: (1) the strength of the United States economy in general and the strength of the local economies in which Cardinal Bankshares conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Cardinal Bankshares’ loan portfolio and allowance for loan losses; (2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (3) inflation, interest rate, market and monetary fluctuations; (4) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions); (5) the timely development of competitive new products and services by Cardinal Bankshares and the acceptance of these products and services by new and existing customers; (6) the willingness of customers to accept third party products marketed by Cardinal Bankshares; (7) the willingness of customers to substitute competitors’ products and services for Cardinal Bankshares’ products and services and vice versa; (8) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (9) technological changes; (10) changes in consumer spending and saving habits; (11) the effect of corporate restructurings, acquisitions and/or dispositions; (12) the growth and profitability of Cardinal Bankshares’ noninterest or fee income being less than expected; (13) unanticipated regulatory or judicial proceedings or rulings; (14) the impact of changes in accounting principles; (15) adverse changes in financial performance and/or condition of Cardinal Bankshares’ borrowers which could impact repayment of such borrowers’ outstanding loans; (16) the impact on Cardinal Bankshares’ businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (17) Cardinal Bankshares’ success at managing the risks involved in the foregoing.

Cardinal Bankshares cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Cardinal Bankshares or other matters and attributable to Cardinal Bankshares or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Cardinal Bankshares does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL BANKSHARES CORPORATION

Date: May 19, 2010	By:	/s/ Ronald Leon Moore

	Name:	Ronald Leon Moore
	Title:	Chairman, President and Chief Executive Officer

	By:	/s/ J. Alan Dickerson

	Name:	J. Alan Dickerson
	Title:	Chief Financial Officer & Vice-President

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Elliott Davis, LLC to the Securities and Exchange Commission dated May 19, 2010.

99.1	Press Release dated May 14, 2010 titled “Cardinal Bankshares Corporation Announces Engagement of Hess, Stuart & Campbell, PLLC as Independent Auditors.”